UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

CENTENNIAL RESOURCE DEVELOPMENT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑    No fee required.
☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐    Fee paid previously with preliminary materials.
☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

EXPLANATORY NOTE
Centennial Resource Development, Inc. (the “Company”) has determined to conduct its upcoming annual meeting of stockholders (the “Annual Meeting”) as a virtual meeting of stockholders, and the details for how to participate in that virtual meeting of stockholders are described in the Definitive Proxy Statement on Schedule 14A filed by the Company on March 19, 2020. The notices regarding the availability of proxy materials (each, a “Notice”) contained in this filing include (a) a Notice that references a physical location for the Annual Meeting, which was mailed to the Company’s stockholders prior to Company making the determination to conduct the Annual Meeting as a virtual meeting and (b) an updated Notice reflecting the details for the virtual meeting, which is expected to be mailed to the Company’s stockholders prior to the Annual Meeting.

UPDATED NOTICE WITH DETAILS FOR THE VIRTUAL MEETING

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 29, 2020.

CENTENNIAL RESOURCE DEVELOPMENT, INC.

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 11, 2020
Date: April 29, 2020 **Time:** 10:00 AM
Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/CDEV2020.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/CDEV2020 and be sure to have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

D04549-P35091

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

2020 PROXY STATEMENT   2019 ANNUAL REPORT TO STOCKHOLDERS

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 15, 2020 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

During The Meeting:

Go to *www.virtualshareholdermeeting.com/CDEV2020*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

D04550-P35091

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1. To elect three Class I directors, each for a term of three years.

   Nominees:

   1a. Maire A. Baldwin

   1b. Steven J. Shapiro

   1c. Robert M. Tichio

2. To approve, by a non-binding advisory vote, the Company's named executive officer compensation.

3. To approve and adopt an amendment and restatement of the Centennial Resource Development, Inc. 2016 Long Term Incentive Plan.

4. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

D04551-P35091

PRIOR NOTICE WITH PHYSICAL LOCATION FOR THE ANNUAL MEETING

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 29, 2020

CENTENNIAL RESOURCE DEVELOPMENT, INC.

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 11, 2020
Date: April 29, 2020 **Time:** 10:00 AM CDT
Location: Houston Marriott Sugar Land
16090 City Walk
Sugar Land, TX, 77479

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

0000449984_1 R1.0.1.18

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report   2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 15, 2020 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "*legal proxy*." To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

0000449984_2 R1.0.1.18

Voting items

The Board of Directors recommends you vote FOR the following proposal(s):

1. Election of Directors

Nominees

1A Maire A. Baldwin

1B Steven J. Shapiro

1C Robert M. Tichio

The Board of Directors recommends you vote FOR the following proposal(s):

2 To approve, by a non-binding advisory vote, the Company's named executive officer compensation.

3 To approve and adopt an amendment and restatement of the Centennial Resource Development, Inc. 2016 Long Term Incentive Plan.

4 To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020.

NOTE: Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

0000449984_3 R1.0.1.18